UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2007

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-9439

Texas	0-9439	74-2157138
(State or other Jurisdiction	(Commission File Number	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1200 San Bernardo, Laredo, Texas		78040-1359
(Address of principal executive offices)		(ZIP Code)

(Registrant’s telephone number, including area code)  (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Item 4.01 – Change In Registrant’s Certifying Accountants.

(a)                                  On August 30, 2007, the Audit Committee of the Board of Directors of International Bancshares Corporation (the “Company”) issued a news release that on August 24, 2007, the Audit Committee, with the approval of the Board of Directors, dismissed KPMG LLP (“KPMG”) as the principal accountants for the Company.  A copy of the news release dated August 30, 2007, is filed as an Exhibit to this Form 8-K.

The audit reports of KPMG on the Company’s financial statements as of and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2006, contained a separate paragraph stating that “As discussed in Note 1 to the Consolidated Financial Statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R, Share-based Payment, to account for stock-based compensation.”

KPMG’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2005, contained a separate paragraph stating that “As discussed in note 1 to the consolidated financial statements, effective December 31, 2003, the Company changed the method of accounting for its investment in its statutory business trusts.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through August 24, 2007, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a) (1)(v)).

A copy of this Form 8-K has been furnished to KPMG and the Company has requested that KPMG furnish the Company a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter dated August 29, 2007, is filed as an Exhibit to this Form 8-K.

(b)                                 On August 30, 2007, the Audit Committee of the Company engaged McGladrey & Pullen, LLP (“McGladrey”) as the independent registered accounting firm of the Company.  During the Company’s two most recent fiscal years and the interim period prior to engaging McGladrey, the Company has not consulted McGladrey on behalf of the Company with respect to either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject matter of a disagreement or a reportable event with the former independent accountant (as set forth in Regulation S-K Item 304(a)(1)(v)).

Item 9.01 – Financial Statements and Exhibits.

      (c) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from KPMG to the Securities and Exchange Commission regarding the disclosure contained in Item 4.01(a) of this Report on Form 8-K.
99	News release of International Bancshares Corporation dated August 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
DENNIS E. NIXON, President
and Chief Executive Officer

Date: August 30, 2007